                                                                  EXHIBIT 10.57

                  The CORPORATE plan for Retirement Select Plan

                               BASIC PLAN DOCUMENT

                                 IMPORTANT NOTE

This document is not an IRS approved Prototype Plan. An adopting Employer may not rely solely on this Plan to ensure that the Plan is "unfounded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" and exempt from parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees may not provide you with legal advice in connection with the execution of this document. This document should be reviewed by your attorney and/or accountant prior to execution.

                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
ARTICLE 1.   ADOPTION AGREEMENT..................................................................      1

ARTICLE 2.   DEFINITIONS.........................................................................      1
    2.01     Definitions.........................................................................      1

ARTICLE 3.   PARTICIPATION.......................................................................      5
    3.01     Date of Participation...............................................................      5
    3.02     Resumption of Participation Following Re-Employment.................................      5
    3.03     Cessation or Resumption of Participation Following a Change in Status...............      6

ARTICLE 4.   CONTRIBUTIONS.......................................................................      6
    4.01     Deferral Contributions..............................................................      6
    4.02     Matching Contributions..............................................................      7
    4.03     Time of Making Employer Contributions...............................................      7

ARTICLE 5.   PARTICIPANTS' ACCOUNTS..............................................................      7
    5.01     Individual Accounts.................................................................      7

ARTICLE 6.   INVESTMENT OF CONTRIBUTIONS.........................................................      7
    6.01     Manner of Investment................................................................      7
    6.02     Investment Decisions................................................................      7

ARTICLE 7.   RIGHT TO BENEFITS...................................................................      7
    7.01     Normal or Early Retirement..........................................................      7
    7.02     Death...............................................................................      8
    7.03     Other Termination of Employment.....................................................      8
    7.04     Separate Account....................................................................      8
    7.05     Forfeitures.........................................................................      9
    7.06     Adjustment for Investment Experience................................................      9
    7.07     Hardship Withdrawals................................................................      9

ARTICLE 8.   DISTRIBUTION OF BENEFITS PAYABLE AFTER TERMINATION OF SERVICE.......................      9
    8.01     Distribution of Benefits to Participants and Beneficiaries..........................      9
    8.02     Determination of Method of Distribution.............................................     10
    8.03     Notice to Trustee...................................................................     10
    8.04     Consulting Services and Employment by an Affiliate..................................     10

ARTICLE 9.   AMENDMENT AND TERMINATION...........................................................     11
    9.01     Amendment by Employer...............................................................     11
    9.02     Retroactive Amendments..............................................................     11
    9.03     Termination.........................................................................     11
    9.04     Distribution upon Termination of the Plan...........................................     11

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                      Page
                                                                                                      ----
ARTICLE 10.   MISCELLANEOUS......................................................................     11
     10.01    Communication to Participants......................................................     11
     10.02    Limitation of Rights...............................................................     11
     10.03    Nonalienability of Benefits........................................................     11
     10.04    Facility of Payment................................................................     12
     10.05    Information between Employer and Trustee...........................................     12
     10.06    Notices............................................................................     12
     10.07    Governing Law......................................................................     12
     11.01    Powers and Responsibilities of the Administrator...................................     12
     11.02    Nondiscriminatory Exercise of Authority............................................     13
     11.03    Claims and Review Procedures.......................................................     13
     11.04    Costs of Administration............................................................     14

                                    PREAMBLE

It is the intention of the Employer to establish herein an unfounded plan maintained solely for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of ERISA.

ARTICLE 1. ADOPTION AGREEMENT.

ARTICLE 2. DEFINITIONS.

      2.01  Definitions.

            (a) Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:

                  (1) "Account" means an account established on the books of the Employer for the purpose of recording amounts credited on behalf of a Participant and any income, expenses, gains or losses included thereon.

                  (2) "Administrator" means the Employer adopting this Plan, or other person designated by the Employer in Section 1.01(b).

                  (3) "Adoption Agreement" means Article 1 under which the Employer establishes and adopts or amends the Plan and designates the optional provisions selected by the Employer. The provisions of the Adoption Agreement shall be an integral part of the Plan.

                  (4)   "Beneficiary" means the person or persons entitled under
Section 7.02 to receive benefits under the Plan upon the death of a Participant.

                  (5) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (6) "Compensation" shall mean for purposes of Article 4 (Contributions) wages as defined in Section 3401(a) of the Code and all other payments of compensation to an employee by the employer (in the course of the employers trade or business) for which the employer is required to finish the employee a written statement under Section 6041(d) and 6051(a) (3) of the Code, excluding any items elected by the Employer in Section 1.04, reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation, welfare benefits and any in-service withdrawals made pursuant to Section 7.07 or pursuant to the QUALCOMM Executive Retirement Matching Contribution Plan, but including amounts that are not includable in the gross income of the Participant under a salary reduction agreement by reason of the application of Sections 125, 402(a)(8), 402(h), or 403(b) of the Code and Deferred Contributions made under the Plan pursuant to Section 4.0. Compensation must be determined without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based in the nature of location of the employment or the services performed (such as exception for agricultural labor in Section 3401(a)(2) of the Code.

      Compensation shall generally be based on the amount that would have been actually paid to the Participant during the Plan Year but for an election under
Section 4.01.

      In the case of any Self-Employed Individual or an Owner-Employee Compensation shall mean the Individual's Earned Income.

                  (7) "Earned Income" means the net earnings of a Self-Employed Individual derived from the trade or business with respect to services of such individual are material income-providing factor, excluding any items not included in gross income and the deductions allocated to such items, except that for taxable years beginning after December 31, 1989 net earnings shall be determined with regard to the deduction allowed under Section 164(f) of the Code, to the extent applicable to the Employer. Net earnings shall be reduced by contributions of the Employer to any qualified plan, to the extent a deduction is allowed to the Employer for such contributions under Section 404 of the Code.

                  (8) "Employee" means any employee of the Employer, Self-Employed Individual or Owner-Employee.

                  (9) "Employer" means the employer named in Section 1.02(a) and any Related Employers designated in Section 1.02(b).

                  (10) "Employment Commencement Date" means the date on which the Employee first performs an Hour of Service.

                  (11) "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

                  (12) "Fidelity Fund" means any Registered Investment Company which is made available to plans utilizing the CORPORATE plan for Retirement Select Plan.

                  (13) "Fund Share" means the share, unit, or other evidence of ownership in a Fidelity Fund.

                  (14)  "Hour of Service" means, with respect to an Employee,

                        (A) Each hour for which the Employee is directly or indirectly paid, or entitled to payment, for the performance of duties for the Employer or a Related Employer, each such hour to be credited to the Employee for the computation period in which the duties were performed;

                        (B) Each hour for which the Employee is directly or indirectly paid, or entitled to payment, by the Employer contributes or trust fund or insurer to which the Employer contributes or pays premiums) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, disability, layoff, jury duty, military duty, or leave of absence, each such hour to be credited to the Employee for the Eligibility Computation Period in which such period of time occurs, subject to the following rules:

                              (i)   No more than 501 Hours of Service shall be
credited under this paragraph (B) on account of any single continuous period during the Employee performs no duties;

                              (ii)  Hours of Service shall not be credited under
this paragraph (B) for payment which solely the Employee for medically-related expenses, or reimburses which is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws; and

                              (iii) If the period during which the Employee
performs no duties falls within two or more computation periods and if the payment made on account of such period is not calculated on the basis of units of time, the Hours of Service credited with respect to such period shall be allocated between not more than the first two such computation periods on any reasonable basis consistently applied with respect to similarly situated Employees; and

                        (C) Each hour counted under paragraph (A) or (B) for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to be paid by the Employer or a Related Employer, each such hour to be credited to the Employee for the computation period to which the award or agreement pertains rather than the computation period in which the award agreement or payment is made.

      For purposes of determining Hours of Service, Employees of the Employer and of all Related Employers will be treated as employed by a single employer. For purposes of paragraphs (B) and (C) above, Hours of Service will be calculated in accordance with the provisions of Section 2530.200b-2(b) of the Department of Labor regulations which are incorporated herein by reference.

      Solely for purposes of determining whether a break in service for participation purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the hours of service which would other wise been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 hours of service per day of such absence. For purposes of this paragraph, an absence from work for maternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The ours of service credited under this paragraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a break in service in that period, or (2) in all other cases, in the following computation period.

                  (15) "Normal Retirement Age" means the normal retirement age specified in Section 1.10(b) of the Adoption Agreement.

                  (16) "Owner-Employee" means, if the Employer is a sole proprietorship, the individual who is the proprietor, or if the Employer is a partnership, a partner who owns more than 10 percent of either the capital interest of the profits interest of the partnership.

                  (17) "Participant" means any Employee who participates in the Plan in accordance with Article 3 hereof.

                  (18) "Plan" means the plan established by the Employer as set for the herein as a new plan or as in amendment to an existing plan, by executing the Adoption Agreement, together which any and all amendments hereto.

                  (19) "Plan Year" means the 12 consecutive month period designated by the Employer in Section 1.01(d).

                  (20) "Registered Investment Company" means any one or more corporations, partnerships or trusts registered under the Investment Company Act of 1940 for which Fidelity Management and Research Company serves as investment advisor.

                  (21) "Related Investment Company" means any one or more corporations, partnerships or trusts registered under the Investment Company Act of 1940 for which Fidelity Management and Research Company serves as investment advisor.

                  (22) "Related Employer" means any employer other than the Employer named in Section 1.02(a), if the Employer and such other employer are members of a controlled group of corporations (as defined in Section 414(b) of the Code) or an affiliated service group (as defined in Section 414(m)), or are trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c)), or such other employer is required to be aggregated with the Employer pursuant to regulations issued under Section 414(o).

                  (23)  "Trust" means the trust created by the Employer.

                  (24) "Trust Agreement" means the agreement between the Employer and the trustee, as set forth in a separate agreement, under which assets are held, administered, and managed subject to the claims of the Employer's creditors in the event of the Employer's insolvency, until paid to Plan Participants and their Beneficiaries as specified in the Plan.

                  (25) "Trust Fund" means the property held in the Trust by the Trustee.

                  (26) "Trustee" means the corporation or individuals appointed by the Employer to administer the Trust in accordance with the Trust Agreement.

                  (27) "Years of Service for Vesting" means, with respect to any Employee, the number of whole years of his periods of service with the Employer or a Related Employer (the elapsed time method to compute vesting service), subject to any exclusions elected by the Employer in Section 1.07(b). An Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's Employment Commencement Date and ending on the date a break in service begins, unless any such years are excluded by Section 1.07(b). An Employee will also receive credit for any period of severance of less than 12 consecutive months. Fractional periods of a year will be expressed in terms of days.

      In the case of a Participant who has 5 consecutive 1-year breaks in service, all years of service after such breaks in service will be disregarded for the purpose of vesting the Employer-derived account balance that accrued before such breaks, but both pre-break and post-break service will count for the purposes of vesting the Employer-derived account balance that accrues after such breaks. Both accounts will share in the earnings and losses of the fund.

      In the case of a Participant who does not have 5 consecutive 1-year breaks in service, both the pre-break and post-break service will count in vesting both the pre-break and post-break employer-derived account balance.

      A break in service is a period of severance of at least 12 consecutive months. Period of severance is a continuous period of time during which the Employee is not employed by the Employer. such period begins on the date the Employee retires, quits or is discharged, or is earlier, the 12-month anniversary of the date on which the Employee was otherwise first absent from service.

      In the case of an individual who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a break in service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child by such individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

      If the Plan maintained by the Employer is the plan of a predecessor employer, an Employee's Years of Service for Vesting shall include years of service with such predecessor employer. In any case in which the Plan maintained by the Employer is not the plan maintained by a predecessor employer, service for such predecessor shall be treated as service for the Employer to the extent provided in Section 1.08.

            (b) Pronouns used in the Plan are in the masculine gender but include the feminine gender unless the context clearly indicated otherwise.

ARTICLE 3. PARTICIPATION.

      3.01 Date of Participation. An eligible Employee (as set forth in Section 1.03(a)) will become a Participant in the Plan on the first Entry Date after which be becomes an eligible Employee if he has filed an election pursuant to
Section 4.01. If the eligible Employee does not file an election pursuant to
Section 4.01 prior to his first Entry Date, then the eligible Employee will become a Participant in the Plan as of the first day of a Plan Year for which he has filed an election.

      3.02 Resumption of Participation Following Re-Employment. If a Participant ceases to be an Employee and thereafter returns to the employ of the Employer he will again become a Participant as of an Entry Date following the date on which he completes an Hour of Service for the Employer following the date on which he completes an Hour of Service for the Employer following his re-employment, if he is an eligible Employee as defined in Section 1.03(a), and has filed an election pursuant to Section 4.01.

      3.03 Cessation or Resumption of Participation Following a Change in Status. If any Participant continues in the employ of the Employer or Related Employer but ceases to be an eligible Employee as defined in Section 1.03(a), the individual shall continue to be a Participant until the entire amount of his benefit is distributed; however, the individual shall not be entitled to make Deferral Contributions or receive an allocation of Matching contributions during the period that he is not an eligible Employee. Such Participant shall continue to receive credit for service completed during the period for purposes of determining his vested interest in his Accounts. In the event that the individual subsequently again becomes an eligible Employee, the individual shall resume full participation in accordance with Section 3.01.

ARTICLE 4. CONTRIBUTIONS.

      4.01  Deferral Contributions.

            (a) Each Participant may elect to execute a salary reduction agreement with the Employer to reduce his Compensation by a specified percentage not exceeding the percentage set forth in Section 1.05(a) and equal to a whole number multiple of one (1) percent. Such agreement shall become effective on the first day of the period as set forth in the Participant's election. The election will be effective to defer Compensation relating to all services performed in a Plan Year subsequent to the filing of such an election. An election once made will remain in effect until a new election is made. A new election will be effective as of the first day of the following Plan Year and will apply only to Compensation payable with respect to services rendered after such date. Amounts credited to a Participant's account prior to the effective date of any new election will not be affected and will be paid in accordance with that prior election. the Employer shall credit an amount to the account maintained on behalf of the Participant corresponding to the amount of said reduction. Under no circumstances may a salary reduction agreement be adopted retroactively. A Participant may not revoke a salary reduction agreement for a Plan Year during that year.

            (b) Notwithstanding the foregoing, if a Participant wishes to defer receipt of his or her annual bonus to be paid during a Plan Year with respect to the fiscal year of the Company which ends during such Plan year, the Participant shall execute a bonus reduction agreement with the Employer using the form determined by the Administrator to reduce such annual bonus by a specified percentage not exceeding the percentage set forth in Section 1.05(a) and equal to a whole number multiple of one (1) percent. The election shall be made prior to the time the amount of such annual bonus is determined and paid. The election will apply only to the annual bonus that is paid to the Participant during the Plan Year in which such election is made. A Participant may not revoke a bonus reduction agreement for a Plan Year once it is made.

            (c) Notwithstanding the foregoing, if a Participant wishes to defer receipt of his or her special one time vacation accrual distribution payment, to be paid according to the Company's vacation accrual distribution payment program (the "Program") on April 1, 2002, according to such procedures and requirements as set forth in the Program, the Participant shall execute a vacation accrual distribution payment reduction agreement with the Employer using the form determined by the Administrator to reduce such payment under the Program by a specified percentage not exceeding the percentage set forth in Section 1.05(a) and equal to a whole number multiple of one percent (1%). The election shall be made prior to the date specified by the Administrator. The election will apply only to the vacation accrual distribution payment under the Program that is paid to the Participant during the Plan Year following the year in which such election is made. A Participant may not revoke such a vacation accrual distribution payment agreement once such an election is made.

      For purposes of this Section 4.01, the term "Compensation" shall have the same meaning as set forth in Section 2.01(a)(6), except that all bonuses (as provided in Section 4.01(b)) and such vacation distribution payments shall be excluded.

      Notwithstanding any other provision of the Plan to the contrary, the Administrator may require a Participant to cease deferrals to the Plan for such period of time as the Administrator shall determine in its sole discretion either as a condition of permitting an in-service hardship withdrawal pursuant to Section 7.07 of the Plan or in order to avoid the need for such hardship withdrawal.

      4.02 Matching Contributions. If so provided by the Employer in Section 1.05(b), the Employer shall make a Matching Contribution to be credited to the account maintained on behalf of each Participant who had Deferral Contributions made on his behalf during the year and who meets the requirement, if any, of
Section 1.05(b)(3). The amount of the Matching Contribution shall be determined in accordance with Section 1.05(b).

      4.03 Time of Making Employer Contributions. The Employer will from time to time make a transfer of assets to the Trustee for each Plan Year. The Employer shall provide the Trustee with information on the amount to be credited to the separate account of each Participant maintained under the Trust.

ARTICLE 5. PARTICIPANTS' ACCOUNTS.

      5.01 Individual Accounts. The Administrator will establish and maintain an Account for each Participant which will reflect Matching and Deferral Contributions credited to the Account of behalf of the Participant and earnings, expenses, gains and losses credited thereto, and deemed investments made with amounts in the Participant's Account. The Administrator will establish and maintain such other accounts and records as it decides in its discretion to be reasonably required or appropriate in order to discharge its duties under the Plan. Participants will be furnished statements of their Account values at least once each Plan Year.

ARTICLE 6. INVESTMENT OF CONTRIBUTIONS.

      6.01 Manner of Investment. All amounts credited to the Accounts of Participants shall be treated as though invested and reinvested only in eligible investments selected by the Employer in Section 1.11(b).

      6.02 Investment Decisions. Investments in which the Accounts of Participants shall be treated as invested and reinvested shall be directed by the Employer or by each Participant, or both, in accordance with the Employer's election in Section 1.11(a).

            (a) All dividends, interest, gains and distributions of any nature earned in respect of Fund Shares in which the Account is treated as investing shall be credited to the account as though reinvested in additional shares of that Fidelity Fund.

            (b) Expenses attributable to the acquisition of investments shall be charged to the Account of the Participant for which such investment is made.

ARTICLE 7. RIGHT TO BENEFITS.

      7.01 Normal or Early Retirement. If provided by the Employer in Section 1.07(d), each Participant who attains his Normal Retirement Age or Early Retirement Age will have a nonforfeitable interest in his Account in accordance with the vesting schedule elected in Section 1.07. If a Participant retires on or after attainment of Normal or Early Retirement Age, such retirement is referred to as a normal retirement. On or after his normal retirement, the balance of the Participant's Account, plus any amounts thereafter credited to his Account, subject to the provisions of Section 7.06, will be distributed to him in accordance with Article 8.

      If provided by the Employer in Section 1.06, a Participant who separates from service before satisfying the age requirements for early retirement, but has satisfied the service requirement will be entitled to the distribution of his Account, subject to the provisions of Section 7.06, in accordance with
Article 8, upon satisfaction of such age requirement.

      7.02 Death. If a Participant dies before the distribution of his Account has commenced, or before such distribution has been completed, his Account shall become vested in accordance with the vesting schedule elected in Section 1.07 and his designated Beneficiary of Beneficiaries will be entitled to receive the balance or remaining balance of his Account, plus any amounts thereafter credited to his Account, subject to the provisions of Section 7.06. Distribution to the Beneficiary or Beneficiaries will be made in accordance wit Article 8.

      A Participant may designate a Beneficiary or Beneficiaries, or change any prior designation of Beneficiary or Beneficiaries by giving notice to the Administrator on a form designated by the Administrator. If more than one person is designated as the Beneficiary, their respective interests shall be as indicated on the designation form.

      A copy of the death notice or other sufficient documentation must be filed with and approved by the Administrator. If upon the death of the Participant there is, in the opinion of the Administrator, no such amount will be paid to his surviving spouse or, if none, to his estate (such spouse or estate shall be deemed to be the Beneficiary for purposes of the Plan). If a Beneficiary dies after benefits to such Beneficiary have commenced, but before they have been completed, and in the opinion of the Administrator, no person has been designated to receive such remaining benefits, then such benefits shall be paid to the deceased Beneficiary's estate.

      7.03  Other Termination of Employment. If provided by the Employer in
Section 1.06, if a Participant terminates his employment of any reason other than death or normal retirement, he will be entitled to a termination benefit equal to (i) the vested percentage(s) of the value of the Matching Contributions to his Account, as adjusted for income, expense, gain, or less, such percentage(s) determined in accordance with the vesting schedule(s) selected by the Employer in Section 1.07, and (ii) the value of the deferral Contributions to his Account as adjusted for income, expense, gain or less. The amount payable under this
Section 7.03 will be subject to the provisions of Section 7.06 and will be distributed in accordance with Article 8.

      7.04 Separate Account. If a distribution from a Participant's Account has been made to him at a time when he has a nonforfeitable right to less than 100 percent of his Account, the vesting schedule in Section 1.07 will thereafter apply only to amounts in his Account attributable to Matching Contributions allocated after such distribution. The balance of his Account immediately after such distribution will be transferred to a separate account which will be maintained for the propose of determining his interest according to the following provisions.

      At any relevant time prior to a forfeiture of any portion thereof under
Section 7.05, a Participant's nonforfeitable interest in his Account hale in a separate account described in the preceding paragraph will b equal to P(AB+(BxD))-(RxD), where P is the nonforfeitable percentage at the relevant time determined under Section 7.05; AB is the account balance of the separate account at the relevant time; D is the amount of the distribution; and R is the ratio of the account balance at the relevant time to the account balance after distribution. Following a forfeiture of any portion of such separate account under Section 7.05 below, any balance in the participant's separate account will remain fully vested and nonforfeitable.

      7.05 Forfeitures. If a Participant terminates his employment, any portion of his Account (including any amounts credited after his termination of employment) not payable to him under Section 7.03 will be forfeited by him. For purposes of this paragraph, if the value of a Participant's vested account balance is zero, the Participant shall be deemed to have received a distribution of his vested interest immediately following termination of employment. Such forfeitures will be applied to reduce the contributions of the Employer under the Plan (or administrative expenses of the Plan).

      7.06  Adjustment for Investment Experience. If any distribution under this
Article 7 is not made in a single payment, the amount remaining in the Account after the distribution will be subject to adjustment until distributed to reflect the income and gain or loss on the investments in which such amount is treated as invested and any expenses properly charged under the Plan and Trust to such amounts.

      7.07 Hardship Withdrawals. Subject to the provisions of Article 8, a Participant shall not be permitted to withdraw his Account (and earnings thereon) prior to retirement or termination of employment, except if permitted under Section 1.09, a Participant may apply to the Administrator to withdraw some or all of his Account if such withdrawal is made on account of an unforeseeable emergency as determined by the Employer. An unforeseeable emergency is a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependant (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved

            (a) through reimbursement or compensation by insurance or otherwise,

            (b) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

            (c)   by cessation of deferrals under the Plan.

ARTICLE 8. DISTRIBUTION OF BENEFITS PAYABLE AFTER
            TERMINATION OF SERVICE.

      8.01  Distribution of Benefits to Participants and Beneficiaries.

            (a) Distribution under the Plan to a Participant or to the Beneficiary of the Participant shall be made in a lump sum in cash or, if elected by the Employer in Section 1.10 and specified in the Participant's deferral election, under a systematic withdrawal plan (installment(s)) not exceeding 10 years as soon as administratively reasonable following the Participant's termination of employment.

            (b) Distributions under a systematic withdrawal plan must be made in substantially equal quarterly or monthly installments, in cash, over a period certain which does not exceed 10 years.

            (c) Distributions may also be made in such other forms as shall be determined by the Employer and expressly provided for under the terms of this Plan.

            (d) In the event a Participant ceases to be employed by the Employer in order to become an employee of an affiliate of the Employer, then the Employer, in its sole discretion, may elect to transfer the amount credited to such Participant's Account to an unfunded, nonqualified plan for the deferral of compensation established by such Affiliate.

      8.02 Determination of Method of Distribution. The Participant will determine the method of distribution (including, with respect to installments, the frequency and period certain) of benefits to himself and the method of distribution to his Beneficiary. Such determination will be made at the time the Participant first makes a deferral election under the Plan. If the Participant does not determine the method of distribution to him or his Beneficiary, the method shall be a lump sum. A Participant may change his or her election regarding the method of distribution (including with respect to installments, the frequency and period certain) by making a new election. A new election will be effective as of the later of the date that is six (6) months following the date the new election is made or the first day of the Plan Year following the Plan Year in which the new election is made and will apply to the Participant's entire Account. The Participant's election regarding the method of distribution shall not be changed subsequent to the Participant's termination of employment; however, the Beneficiary may request that the Administrator approve a change to the form of distribution, which may not be changed without the Administrator's approval.

      8.03 Notice to Trustee. The Administrator will notify the Trustee in writing whenever any Participant or Beneficiary is entitled to receive benefits under the Plan. The Administrator's notice shall indicate the form, amount and frequency of benefits that such participant or Beneficiary shall receive.

      8.04 Consulting Services and Employment by an Affiliate. For purposes of Articles 7 and 8 the following shall not be treated as the termination of the Participant's employment with the Employer: (i) employment by an affiliate of the Employer; (ii) the provision of services to the Employer as a member of the Board of Directors of the Employer that is simultaneous and immediately after employment with the Employer or an affiliate of the Employer; or (iii) the provision of consulting services to the Employer or an affiliate of the Employer. For purposes of this Section 8.04, an "affiliate" shall include any entity which controls the employer named in Section 1.02(a) of the Adoption Agreement, which is controlled by such employer, or which is under common control with such employer.

ARTICLE 9. AMENDMENT AND TERMINATION.

      9.01 Amendment by Employer. The Employer reserves the authority to amend the Plan by filing with the Trustee an amended Adoption Agreement, executed by the Employer only on which said Employer has indicated a change or changes in provisions previously elected by it. Such changes are to be effective on the effective date of such amended Adoption Agreement. Any such change notwithstanding, no Participant's Account shall be reduced by such change below the amount to which the Participant would have been entitled if he had voluntarily left the employ of the Employer immediately prior to the date of the change. The Employer may from time to time make any amendment to the Plan that may be necessary to satisfy the Code or ERISA. The Employer's board of directors or other individual specified in the resolution adopting this Plan shall act on behalf of the Employer for purposes of this Section 9.01.

      9.02 Retroactive Amendments. An amendment made by the Employer in accordance with Section 9.01 may be made effective on a date prior to the first day of the Plan Year in which it is adopted if such amendment is necessary or appropriate to enable the Plan and Trust to satisfy the applicable requirements of the Code or ERISA or to conform to the plan to any change in federal law or to any regulations or ruling thereunder. Any retroactive amendment by the Employer shall be subject to the provisions of Section 9.01.

      9.03 Termination. The Employer has adopted the Plan with the intention and expectation that contributions will be continued indefinitely. However, said Employer has no obligation or liability whatsoever to maintain the Plan for any length of time and may discontinue contributions under the Plan or terminate the Plan at any time by written notice delivered to the Trustee without any liability hereunder for any such discontinuance or termination.

      9.04 Distribution upon Termination of the Plan. Upon termination of the Plan, no further Deferral Contributions or Matching Contributions shall be made under the Plan, but Accounts of Participants maintained under the Plan at the time of termination shall continue to be governed by the terms of the Plan until paid out in accordance with the terms of the Plan;

provided, however, that the Employer shall retain the sole discretion to distribute the Participants' Accounts in a lump sum payment at any time following the termination of the Plan.

ARTICLE 10. MISCELLANEOUS.

      10.01 Communication to Participants. The Plan will be communicated to all Participants by the Employer promptly after the Plan is adopted.

      10.02 Limitation of Rights. Neither the establishment of the Plan and the Trust, nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits, will be construed as giving to any Participant or other person any legal or equitable right against the Employer, Administrator or Trustee, except as provided herein; and in no event will the terms of employment or service of any Participant be modified or in any way affected hereby.

      10.03 Nonalienability of Benefits. The benefits provided hereunder will not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind, either voluntarily or involuntarily, and any attempt to cause such benefits to be so subjected will not be recognized, except to such extent as may be required by law.

      10.04 Facility of Payment. In the event the Administrator determines, on the basis of medical reports or other evidence satisfactory to the Administrator, that the recipient of any benefit payments under the Plan is incapable of handling his affairs by reason of minority, illness, infirmity or other incapacity, the Administrator may direct the Trustee to disburse such payments to a person or institution designated by a court which has jurisdiction over such recipient or a person or institution otherwise having the legal authority under State law for the care and control of such recipient. The receipt by such person or institution of any such payments shall be complete acquittance therefore, and any such payment to the extent thereof, shall discharge the liability of the Trust for the payment of benefits hereunder to such recipient.

      10.05 Information between Employer and Trustee. The Employer agrees to furnish the Trustee, and the Trustee agrees to furnish the Employer with such information relating to the Plan and Trust as may be required by the other in order to carry out their respective duties hereunder, including without limitation information required under the Code or ERISA and any regulations issued or forms adopted thereunder.

      10.06 Notices. Any notices or other communication in connection with this Plan shall be deemed delivered in writing if addressed as provided below and if either actually delivered at said address or, in the case of a letter, three business days shall have elapsed after the same shall have been deposited in the United States mails, first-class postage prepaid and registered or certified:

            (a) If to the Employer or Administrator, to it at the address set forth in the Adoption Agreement, to the attention of the person specified to receive notice in the Adoption Agreement;

            (b) If to the Trustee, to it at the address set forth in the Trust Agreement; or, in each case at such other address as the addressee shall have specified by written notice delivered in accordance with the foregoing to the addressor's then effective notice address.

      10.07 Governing Law. The Plan and the accompanying Adoption Agreement will be construed, administered and enforced according to ERISA and to the extent not preempted thereby, the laws of the State of California.

ARTICLE 11. PLAN ADMINISTRATION

      11.01 Powers and Responsibilities of the Administrator. The Administrator has the full power and the full responsibility to administer the Plan in all of its details, subject, however to the applicable requirements of ERISA. The Administrator's powers and responsibilities include, but are not limited to, the following:

            (a) To make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan;

            (b) To interpret the Plan, its interpretation thereof in good faith to be final and conclusive on all persons claiming benefits under the Plan;

            (c) To decide all questions concerning the Plan and the eligibility of any person to participate in the Plan;

            (d) To administer the claims and review the procedures specified in Section 11.03;

            (e) To compute the amount of benefits which will be payable to any Participant, former Participant or Beneficiary in accordance with the provisions of the Plan;

            (f) To determine the person or persons to whom such benefits will be paid;

            (g)   To authorize the payment of benefits;

            (h)   To comply with the reporting and disclosure requirements of
Part 1 of Subtitle B of Title I of ERISA;

            (i) To appoint such agents, counsel, accountants, and consultants as may be required to assist in administering the Plan;

            (j) By written instrument, to allocate and delegate its responsibilities, including the formation of an Administrative Committee to administer the Plan;

      11.02 Nondiscriminatory Exercise of Authority. Whenever, in the administration of the Plan, any discretionary action by the Administrator is required, the Administrator shall exercise its authority in a nondiscriminatory manner so that all persons similarly situated will receive substantially the same treatment.

      11.03 Claims and Review Procedures.

            (a) Claims Procedure. If any person believes he is being denied any rights or benefits under the Plan, such person may file a claim in writing with the Administrator. If any such claim is wholly or partially denied, the Administrator will notify such person of its decision in writing. Such notification will contain (i) specific reasons for the denial, (ii) specific reference to pertinent Plan provisions,
(iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary, and (iv) information as to the steps to be taken if the person wishes to submit a request for review. Such notification will be given within 90 days after the claim is received by the Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to such person within the initial 90-day period). If such notification is not given within the initial 90-day period, the claim will be considered denied as of the last day of such period and such person may request a review of his claim.

            (b) Review Procedure. Within 60 days after the date on which a person receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred), such person (or his duly authorized representative) may (i) file a written request with the Administrator for a review of his denied claim and of pertinent documents and (ii) submit written issues and comments to the Administrator. The Administrator will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent Plan provisions. The decision on review will be made within 60 days after the request for review is received by the Administrator (or within 120 days, if special circumstances require an extension of time for processing the request, such as an election by the Administrator hold a hearing, and if written notice of such extension and circumstances is given to such person within the initial 60-day period). If the decision on review is not made within such period, the claim will be considered denied.

      11.04 Costs of Administration. Unless some or all costs and expenses are paid by the Employer, all reasonable costs and expenses (including legal, accounting, and employee communication fees) incurred by the Administrator and the Trustee in administering the Plan and Trust, which are authorized by the Service Agreement entered into by the Employer and the Trustee or which are approved in writing by the Employer in advance, will be paid first from the forfeitures (if any) resulting under Section 7.05, then from the remaining Trust Fund. All such costs and expenses paid from the Trust Fund will, unless allocable to the Accounts of particular Participants, be charged against the Accounts of all Participants on a prorata basis or in such other reasonable manner as may be directed by the Employer.

                                   CPR SELECT

                        THE CORPORATE PLAN FOR RETIREMENT
                                   SELECT PLAN

                               Adoption Agreement

                                 IMPORTANT NOTE

This document is not an IRS approved Prototype Plan. An Adopting Employer may not rely solely on this Plan to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" and exempt from Parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees may not provide you with legal advice in connection with the execution of this document. This document should be reviewed by your attorney and/or accountant prior to execution.

All sections of this Adoption Agreement must be completed, except where stated as optional. An Employer may only select the options listed. An Employer should consult with its attorney and/or accountant for assistance in completing this Agreement.

      1.01. PLAN INFORMATION:

(a)   Enter the legal name of the Plan.

(b) Complete only if the Plan Administrator is not the Employer. (Fidelity is not the Plan Administrator). A Committee may be designated to act on behalf of the Plan Administrator. However, in such case, the Employer or other Plan Administrator would still be named in this section.

(c) This is the three digit number assigned to the plan as required by the Internal Revenue Service. For a new plan, if the Employer does not currently or has never maintained another employee benefit pension plan then this Plan Number will be "001." If the Employer currently maintains or has ever maintained another employee benefit pension plan then this Plan will be "002." If the Employer currently maintains or has ever maintained two other employee benefit pension plans then this Plan will be "003," etc. An existing Employer plan that is a conversion from another plan document must use the same three digit plan number currently in effect.

(d) Enter the month and day of the Plan Year end (i.e., December 31). The Plan Year must be the last day of a month.

(e)(1) Select (1) or (2).) If this is a new Plan then enter the Effective Date.

(e)(2) Enter the Effective Date of Amendment to the CPR Select Plan. This is the date that all Plan assets will be wired to Fidelity and when the provisions in this Adoption Agreement will become effective. This date MUST be the first day of a month. The Effective Date must be the same date as the Implementation Date. The Implementation Date is also identified in the Fidelity Service Agreement.

                               ADOPTION AGREEMENT
                                    ARTICLE I

1.01  PLAN INFORMATION:

      (a)   Name of Plan:

            This is the QUALCOMM Incorporated Executive Retirement Contribution Plan (the "Plan").

      (b)   Name of Plan Administrator, if not the Employer:

      _________________________________________________________________________

      Address:
                    ___________________________________________________________
      Phone Number:
                    ___________________________________________________________

      The Plan Administrator is the agent for service of legal process for the Plan.

      (c)   Three Digit Plan Number:
                                     __________________________
      (d)   Plan Year End (month/day): 12/31

      (e)   Plan Status (check one):

            (1)   [X] Effective Date of new Plan: 12/1/95

            (2)   [ ] Amendment Effective Date:
                                                _____________________________
                  The original effective date of the Plan:
                                                             ________________

      1.02. EMPLOYER:

(a) Enter the Employer's legal name, principal address, contact name and phone number. If one or more Related Employers are adopting this Plan then the Employer identified in this section should be the Employer sponsoring the plan.

(a)(1) Enter the Employer's Federal tax identification number. This is not the Federal tax identification number of the Plan.

(a)(2) Select the business form(s) of the Employer. Related Employers under 1.02(b) adopting the CPR Select Plan that have multiple business forms may select more than one business form, if applicable. A sole proprietor, partnership or Subchapter S corporation should consult with its attorney and/or accountant before adopting the plan with respect to the issue of whether the plan can benefit owners or whether it should cover only common-law employees.

(a)(3) Enter the month and day of the Employer's, not the Plan's, fiscal tax year end.

(b) (Optional) If an Employer is part of an affiliated service group or controlled group of employers (collectively defined as "Related Employers") then it may include one or more Related Employers in the definition of "Employer" under this Plan. (Unrelated Employers CANNOT be included as part of the Employer's Plan. Please consult your attorney and/or accountant for assistance on the definition of legally Related Employers.) Each Related Employer must take the appropriate legal action (i.e., Board of Directors' resolution for a corporation) to be included as part of the Employer's Plan.

1.02  EMPLOYER:

      (a)   The Employer is:             QUALCOMM Incorporated

            Address:                     5775 Morehouse Drive

                                         San Diego, CA  92121

            Contact's Name:              Marge Fitch

            Telephone Number:           (858) 651-6092

            (1)   Employer's Tax Identification Number: 95-3685034

            (2)   Business form of Employer (check one):

                  (A)   [X] Corporation

                  (B)   [ ] Sole proprietor or partnership

                  (C)   [ ] Subchapter S Corporation

            (3)   Employer's fiscal year end: Last Sunday of every September

(b) The term "Employer" includes the following Related Employer(s) (as defined in Section 2.01(a)(21)):

QUALCOMM Investments

QUALCOMM International

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

      1.03  COVERAGE:

(a) To be exempt from Parts 2 through 4 of Title 1 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and to comply with Department of Labor rules, the Plan must be "unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees." The Department of Labor has not defined or issued formal guidance on who constitutes a "management or highly compensated employee." Additionally, to avoid current income taxation of amounts deferred, certain IRS rules and regulations must be followed. You must consult your attorney and/or accountant for assistance on (i) compliance with the reporting and disclosure requirements of Part 1 of Title I of ERISA, (ii) whether or not a particular employee or group of employees would be included within the definition of "management or highly compensated employees," and (iii) whether the Plan satisfies all IRS rules and regulations applicable to this type of plan. List the names of employees who will be eligible to participate in the Plan on Attachment A.

(b) (Select one option.) The Entry Date is the date an eligible Employee may actually begin participating in the Plan. Participation may occur only on or after the date an Employee files an election with Employer. Such election will relate only to services to be performed after the election is filed and before the end of the Plan Year. An election once made remains in effect until a participant files a new election for a subsequent Plan Year.

1.03  COVERAGE

      (a) Only those Employees listed in Attachment A will be eligible to participate in the Plan. A Eligible Employee shall be any Employee who holds the title of Office of the Chair, Corporate Senior Vice President, Division President, Corporate Vice President, Division Senior Vice President, Division Vice President, or any other position of equal seniority or responsibility.

      (b)   The Entry Date(s) shall be (check one):

            (1)   [ ] the first day of each Plan Year.

            (2) [ ] the first day of each Plan Year and the date six months later.

            (3) [X] the first day of each Plan Year and the first day of the fourth, seventh, and tenth months.

            (4)   [ ] the first day of each month.

      1.04  COMPENSATION (SELECT ONE OPTION):

Compensation is defined under the Plan as total Compensation paid which would be reportable as earnings in the wages, tips and other Compensation box on the annual IRS tax Form W-2 ("W-2 Compensation") but for the election under Section 1.05, subject to any elections in

Section 1.04(a) through (d). For purposes of determining Contributions under
Section 1.05, W-2 Compensation is modified as follows:

to include:

      -     Internal Revenue Code Section 401(k) salary deferrals;

      - Internal Revenue Code Section 125 salary deferrals (Employee pre-tax contributions to a "cafeteria plan");

      - Elective contributions under Internal Revenue Code Sections 402(h) (Simplified Employee Pension), 403(b) (Tax Sheltered Annuities), other deferred compensation described in Section 457(b) (Plan of State and Local Governments and Tax-Exempt Organizations), or 414(h)(2) Plan of a State or Political Subdivision of the Government), and

to exclude:

      -     Deferred Compensation other than amounts deferred under this Plan;

      -     Fringe benefits (cash and non-cash);

      -     Moving expenses;

      -     Reimbursements or other expense allowances;

      -     Welfare benefits.

However, Compensation for purposes of the Internal Revenue Code accrual deferral percentage test and the actual contribution percentage test under an Internal Revenue Code Section 401(k) plan will be based upon the aforementioned definition of Compensation reduced by amounts elected under Section 1.05 and regardless of any items excluded from the definition of Compensation in Section 1.04(a) through (d).

An Employer may exclude overtime pay, bonuses, commissions, and/or the value of a qualified or non-qualified stock option granted from an Employee's Compensation by checking the appropriate options(s) in (a) through (d). If compensation will be deferred as W-2 compensation without any of the exclusions in (a) through (d), then select option (e).

1.04  COMPENSATION

            For purposes of determining Contributions under the Plan, Compensation shall be as defined in Section 2.01(a)(6), but excluding (check the appropriate box(es)):

            (a)   [ ] Overtime Pay.

            (b)   [ ] Bonuses.

            (c)   [X] Commissions.

            (d) [X] The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

            (e)   [ ] No exclusions.

      1.05  EMPLOYER CONTRIBUTIONS:

Complete (a). (b) is optional.

(a) An Employer may allow a Participant to elect to contribute Deferral Contributions in a whole percentage, from 1% to 100%, of Compensation into the Plan. The election will be effective to defer Compensation relating to all services performed in a Plan Year subsequent to the filing of such an election. An election once made is irrevocable for a Plan Year and remains in effect until a Participant makes a new election for a subsequent Plan Year. A new election will be effective as of the first day of the following Plan Year and will apply only to Compensation payable with respect to services rendered after such date. Amounts credited to a Participant's account prior to the effective date of any new election will not be affected and will be paid in accordance with that prior election.

(b) (Optional) An Employer may elect to match all Employee Deferral Contributions, subject to any percentage of Compensation and/or dollar limit(s) under Section 1.05(b)(2), based upon 50% (Option (A)), 100% (Option (B)), a specified percentage (Option (C)), or a tiered match (Option (D)), a percentage declared by the Board (Option (E)) or an "other" option to be completed (Option (F)).

      An Employer may make Discretionary Matching Contributions, if any, each Plan Year based upon a percentage of Participant Employee Deferral Contributions (Option (E)). This option enables the Employer to vary the Matching Contribution annually without having to amend the CPR Select Plan Adoption Agreement. The amount of Matching Contributions, if any, will be determined annually by the Employer and then communicated to the Participants. The Employer may declare the Matching Contributions at any time during the Plan Year. A corporate Employer must pass a Board of Directors Resolution declaring the Matching Contribution for a particular Plan Year. A Sole Proprietor or a Partnership must write a Letter of Intent declaring the Matching Contribution for a particular Plan Year.

      Employer Matching Contributions must be computed based upon the amount of a Participant's Deferral Contributions, subject to any percentage of Compensation and/or dollar limit(s) under Section 1.05(b)(2).

(b)(2)(A)(Optional) An Employer may select to limit the percentage of a Participant's Deferral Contributions that are eligible for the Matching Contributions specified in (b)(1) to a certain percentage of his/her eligible Compensation.

            Example: An Employer wants to match 50% of each dollar contributed to the Plan as Deferral Contributions but only on the first six percent of a Participant's eligible Compensation. A

            Participant's eligible Compensation for one payroll is $1,000 and he contributes 10% of it into the Plan as Deferral Contributions. The Matching Contribution will be limited to $30 [($1,000 of Compensation) x (6% limit) = $60, $60 x 50% = $30].

      If an Employer directs Fidelity to establish a Basic Employee Deferral Contribution and a Supplemental Employee Deferral Contribution source for contributions made pursuant to Section 1.05(b) on the Fidelity Participant Recordkeeping System and the Employer elects a percentage limit on Matching Contributions then the match must be computed based upon each period. A Basic Deferral Contribution represents the portion of a Participant's Deferral Contributions that will be matched by the Employer. A Supplemental Deferral Contribution represents the portion of a Participant's Deferral Contributions that will not be matched by the Employer.

(b)(2)(B) (Optional). An Employer may select to limit the total Matching Contributions to a fixed dollar amount.

      Note: An Employer may select (2)(A), (2)(B) or both 2(A) and (2)(B). If the latter is selected then the Matching Contributions will be limited to whichever limit occurs first, either the percentage of Compensation in (A) or the fixed dollar amount in (B).

(b)(3) (Select one or more options.) If Matching Contribution is selected in
      Section 1.05(b)(1) then the Employer must select one of the Options (A through D) listed in this section. An Employer may specify that a Participant must satisfy certain conditions during a Plan Year to be eligible to receive Matching Contributions. The Employer may require a Participant to be employed on the last day of the Plan Year (Option (A)) and/or either earn at least 500 hours of service during the Plan Year (Option (B)) or earn at least 1,000 hours of service during the Plan Year (Option (C)). Matching Contributions made pursuant to (A), (B) or (C) are referred to as conditional contributions and must be funded after Plan Year end. Participants who die, become disabled or retire during the Plan Year must meet the requirement(s) selected, if any, to receive Matching Contributions on their Deferral Contributions.

      NOTE: CONDITIONAL MATCHING CONTRIBUTIONS ELECTED IN OPTION (A), (B) OR (C)
            THAT ARE FUNDED DURING THE PLAN YEAR WILL BE TREATED AS UNCONDITIONAL MATCHING CONTRIBUTIONS. ADDITIONALLY, IF AN EMPLOYER HAS BEEN MAKING UNCONDITIONAL MATCHING CONTRIBUTIONS AND ELECTS OPTIONS (A), (B) OR (C) DURING A PLAN YEAR THEN SUCH OPTION WILL NOT BECOME EFFECTIVE UNTIL THE FIRST DAY OF THE NEXT PLAN YEAR.

1.05  CONTRIBUTIONS

      (a) Deferral Contributions. The Employer shall make a Deferral Contribution in accordance with Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the Plan Year (or portion of the Plan Year) in question, not to exceed 100% of Compensation for that Plan. Year. For purposes of the percentage limitation, Compensation shall exclude salary deferrals and all other authorized payroll withholdings to other employee benefit plans maintained by the Employer, applicable income and employment withholding taxes, and all withholding obligations imposed by law. In addition, the Employer shall make a Deferral Contribution in accordance with Section 4.01(b) on behalf of each Participant who has executed a bonus reduction agreement with respect to their annual bonus paid during such Plan Year in an amount up to 100% of such bonus, less all other payroll withholdings either authorized by the Participant or required by law.

      (b)   [ ] Matching Contributions N/A

            (A)   [ ] 50%

            (B)   [ ] 100%

            (C)   [ ] ____%

            (D) [ ] (Tiered Match) _____% of the first ______% of the Participant's Compensation contributed to the Plan,

                  ____% of the next ____% of the Participant's Compensation
                        contributed to the Plan,

                  ____% of the next ____% of the Participant's Compensation
                        contributed to the Plan.

            (E)   [ ] The percentage declared for the year, if any, by a Board of Director's resolution.

            (F)   [ ] Other:

                      _________________________________________________________

                      _________________________________________________________

                      _________________________________________________________

      (2)   [ ] Matching Contribution Limits (check the appropriate box(es)):

            (A)   [ ] Deferral Contribution in excess of ___% of the
                      Participant's Compensation for the period in question shall not be considered for Matching Contributions.

                Note: If the Employer elects a percentage limit in (A) above and requests the Trustee to account separately for matched and unmatched Deferral Contributions, the Matching Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each period.

            (B)   [ ] Matching Contributions for each Participant for each Plan
                      Year shall be limited to $_________________.

      (3)   Eligibility Requirement(s) for Matching Contributions

            A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(a) shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (B) and (C) may not be elected together):

            (A)   [ ] Is employed by the Employer on the last day of the Plan
                      Year.

            (B)   [ ] Earns at least 500 Hours of Service during the Plan Year.

            (C)   [ ] Earns at least 1,000 Hours of Service during the Plan
                      Year.

            (D)   [ ] No requirements.

            Note: If Option (A), (B) or (C) above is selected then Matching
                  Contributions can only be made by the Employer after the Plan Year ends. Any Matching Contributions made before Plan Year end shall not be subject to the eligibility requirements of this Section 1.05(b)(3)).

      1.06  DISTRIBUTION DATES

            You may select the date or dates after which a Participant may elect to receive a distribution of his accounts from the Plan in one of the forms selected under Section 1.10. A Participant must elect the time and form of payment when the Deferral Contribution election is made. If the Participant does not elect a time and form of payment, then amounts will be paid in a lump sum at the earliest date selected under Section 1.06. You must select at least one of the following options:

(a) (Optional). An employer may select age 65 (Option 1)), any other age between 55 and 64 (Option 2)), or the later of a specified age between 55 and 65 and the fifth anniversary of the date the Participant commenced employment (Option 3)). A Participant is not required to retire once he/she attains normal retirement age. (Select one option).

(b) (Optional). Specify the early retirement age and required year of service, if applicable.

(c) (Optional). A Participant may elect to receive his accounts upon termination of employment with the Employer.

1.06  DISTRIBUTION DATES

            A Participant may elect to receive a distribution or commence distributions from his Account pursuant to Section 8.02 upon the following date(s) (check the appropriate box(es)). If Option (c) is elected, then options (a) and (b) may not be elected):

            (a)   [ ] Attainment of Normal Retirement Age. Normal Retirement Age
                      under the Plan is (check one):

                        (1)   [ ] age 65.

                        (2)   [ ] age ___(specify from 55 through 64).

                        (3)   [ ] later of the age ___ (cannot exceed 65) or the
                                  fifth anniversary of the Participant's
                                  Commencement Date.

            (b)   [ ] Attainment of Early Retirement Age. Early Retirement Age
                      is the first day of the month after the Participant attains age ___ (specify 55 or greater) and completes ___ Years of Service for Vesting.

            (c)   [X] Termination of employment with the Employer.

1.07  VESTING SCHEDULE

(a) Vesting refers to the nonforfeitable interest of a Participant in Matching Contributions and the earnings thereon. A Participant is always 100% vested in Employee Deferral Contributions and the earnings thereon. Vesting under the CPR Select Plan is based upon the elapsed-time method that is defined under the "Years of Service for Vesting" in Section 2.01(a)(27) of the Plan Document. Participant Years of Service for vesting Matching Contributions includes all years of service subject to any such exclusion in Section 1.07(b). Amounts which are not fully vested when a Participant terminates employment will not be distributed to the Participant.

      (Select one.) An Employer electing Matching Contributions in Section 1.05(b) must select only one of the Vesting Schedules Listed in Options
      (1) through (8). An Employer may create its own vesting scheduled by inserting the elected vesting percentage in the blanks in (7) or electing
      (8) and attaching a separate page setting forth the vesting schedule.

(b) (Optional.) Years of service for Participant vesting includes all Years of Service for an Employee except an Employer may elect to exclude service prior to the Effective Date of a new plan (Option (1)) or prior to the original Effective Date of a pre-existing plan (Option (2)).

(c) (Optional.) Insert the events that will cause a complete forfeiture of a Participant's Matching Contributions (such as theft, violation of a non-compete agreement, etc.....)

      AMOUNTS DEFERRED UNDER THE CPR SELECT PLAN ARE GENERALLY SUBJECT TO FICA TAXES (INCLUDING THE OASDI PORTION ON THE AMOUNT NOT IN EXCESS OF THE SOCIAL SECURITY WAGE BASE, AND THE HOSPITAL INSURANCE PORTION ON THE ENTIRE AMOUNT) AT THE TIME THE SERVICES ARE PERFORMED. HOWEVER, IF THE MATCHING CONTRIBUTIONS ARE SUBJECT TO A VESTING SCHEDULE OR ARE SUBJECT TO FORFEITURE, THE AMOUNT OF THE MATCHING CONTRIBUTIONS WILL BE SUBJECT TO FICA AS OF THE LATER OF WHEN THE SERVICES ARE PERFORMED OR WHEN THERE IS NO SUBSTANTIAL RISK OF FORFEITURE OF THE RIGHTS TO SUCH AMOUNT.

(d) (Optional.) Insert the events, if any, which result in 100% Vesting other than completion of the required years of service under the Vesting Schedule selected in Section 1.07(a).

      1.07  VESTING SCHEDULE

      (a) The Participant's vested percentage in Matching Contributions elected in Section 1.05(b) shall be based upon the schedule(s) selected below:

            (1)      [X]      N/A - No Matching Contributions
            (2)      [ ]      100% Vesting immediately
            (3)      [ ]      3 year cliff (see C below)
            (4)      [ ]      5 year cliff (see D below)
            (5)      [ ]      6 year graduated (see E below)
            (6)      [ ]      7 year graduated (see F below)
            (7)      [ ]      G below
            (8)      [ ]      Other (Attachment "B")

                               Vesting Schedule
 Years of                      ----------------
Service for
  Vesting        C        D          E         F        G
  -------       --       --         --        --       --
     0           0%       0%         0%        0%       --
     1           0%       0%         0%        0%       --
     2           0%       0%        20%        0%       --
     3         100%       0%        40%       20%       --
     4         100%       0%        60%       40%       --
     5         100%     100%        80%       60%       --
     6         100%     100%       100%       80%       --
     7         100%     100%       100%      100%      100%

      (b)   [ ] Years of Service for Vesting shall exclude (check one):

            (1)   [ ] for new plans, service prior to the Effective Date as
                      defined in Section 1.01(e)(1).

            (2)   [ ] for existing plans converting from another plan document, service prior to the original Effective Date as defined in
                      Section 1.01(e)(2).

      (c) [ ] A Participant will forfeit his Matching Contributions upon the occurrence of the following event(s):_________________________

                ______________________________________________________________

      (d) A Participant will be 100% vested in his Matching Contributions upon (check the appropriate box(es), if any):

                  N/A

            (1)   [ ] Normal Retirement Age (as defined in Section 1.06(a)).

            (2)   [ ] Early Retirement Age (as defined in Section 1.06(b)).

            (3)   [ ] Death.

      1.08  PREDECESSOR EMPLOYER SERVICE

      (Optional). An Employer may elect to include an Employee's Years of Service with any predecessor employer(s) listed in (a) through (d) for vesting purposes.

1.08  PREDECESSOR EMPLOYER SERVICE

      [ ] Service for purposes of vesting in Section 1.07(a) shall include service with the following employer(s):

      (a)  _________________________________________________________________

      (b)  _________________________________________________________________

      (c)  _________________________________________________________________

      (d)  _________________________________________________________________

      1.09  HARDSHIP WITHDRAWALS (SELECT ONE OPTION):

(a) (Optional). An Employer may elect to make hardship withdrawals available with a set minimum.

      A Participant may request a hardship withdrawal from his/her Deferral Contributions subject to the discretion of the Employer. You should consult your attorney and/or accountant for assistance on permissible hardship withdrawals.

(b) An Employer may elect not to make hardship withdrawals available by selecting this option.

1.09  HARDSHIP WITHDRAWALS

      Participant withdrawals for hardship prior to termination of employment (check one):

      (a) [X] will be allowed in accordance with Section 7.07, subject to a $1,000 minimum amount. (Must be at least $1,000)

      (b)   [ ] will not be allowed.

      1.10  DISTRIBUTIONS

      Distributions from the Plan will be paid to a Participant either in lump sum (Option (a)) or in systematic installment withdrawals not to exceed 10 years (Option (b)). Distributions will be made on or after termination of employment with the Employer, as permitted under Section 1.06 and as elected by the Participant at the time the Deferral Contribution election was made. If the Participant does not elect a time and form of payment, his amounts will be paid in a lump sum at the earliest date selected under
      Section 1.06. An Employer who converted from another plan document that allowed a Participant the right to receive his/her distribution from the Plan in a lump sum and/or installment option(s) must select the same option in this section. (Select one or both options.)

1.10  DISTRIBUTIONS

      (a) Subject to Articles 7 and 8, distributions under the Plan will be paid (check the appropriate box(es)):

            (1)   [X] as a lump sum.

            (2) [X] under a systematic withdrawal plan (installments) not to exceed 10 years.

      (b)   Normal Retirement Age under the Plan is age 65.

      (c) Early Retirement Age is the first day of the month after the Participant attains age 62 1/2 and completes 10 Years of Service for Vesting.

      Notwithstanding the foregoing, in the event a Participate terminates employment prior to his or her Normal Retirement Age or Early Retirement Age, such distribution will be paid as a lump sum.

      1.11  INVESTMENT DECISIONS

      This section permits the Employer to designate who directs the selections of investments (Employer, Participants or both) and the Fidelity Mutual Funds in which Participant Accounts shall be treated as invested and reinvested. (Selection one option from (a) and complete Option (b).)

(a)(1) An Employer may direct all Participant account balances between/among the available Fidelity Funds offered under the Plan by election Option (1). The Employer is responsible for sending Fidelity written direction for any exchanges between/among available Funds based upon procedures established by Fidelity.

(a)(2) An Employer may allow each Participant to direct his/her entire account balance between/among the available Fidelity Funds offered under the Plan by selecting Option (2). (A Participant's spouse or a third party may not direct Participant account balances.) Each Participant should receive a prospectus in accordance with Securities and Exchange Commission requirements before investing money in any Fidelity Mutual Fund to Service Agreement.

(a)(3) An Employer may direct Employer Matching Contributions and allow a Participant to direct his/her remaining account balances between/among the available Fidelity Funds by selecting Option (3). The Employer and Participant must select from the available Funds listed in Option (b). The Employer must provide Fidelity with written instructions for the investment of Participant accounts that it will direct between/among Fidelity Funds.

(b) The Employer may only select Fidelity Funds offered under the CPR Select Plan. An additional recordkeeping fee will be charged for each Fidelity Fund selected in excess of five (5).

      This document includes two (2) identical signature pages. An authorized officer (if the Employer is incorporated) or an authorized individual(s) (if the Employer is unincorporated) must sign pages ___ and ___ and return page ___ to Fidelity. Only one authorized signature is required to execute this Adoption Agreement, unless the Employer's corporate policy mandates two authorized signatures. The Employer should take the appropriate Board of Director's action to adopt the CPR Select Plan .

      THIS AGREEMENT SHOULD BE REVIEWED BY YOUR ATTORNEY AND/OR ACCOUNTANT BEFORE IT IS EXECUTED.

1.11  INVESTMENT DECISIONS

      (a)   Investment Directions

            Investments in which the Accounts of Participants shall be treated as invested and reinvested shall be directed (check one):

            (1)   [ ] by the Employer among the options listed in (b) below.

            (2)   [X] by each Participant among the options listed in (b) below.

            (3)   [ ] by each Participant with respect to Deferral Contributions and by the Employer with respect to Employer Matching Contributions. The Employer must direct the Employer Matching Contributions among the same investment options made available for Participant directed sources listed in (b) below.

      (b)   Plan Investment Options

            Participant Accounts will be treated as invested among the Fidelity Funds listed below pursuant to Participant and/or Employer directions.

              Fund Name              Fund Number
              ---------              -----------
(1)   Money Market Portfolio            0630

(2)   Government Securities Fund        0054

(3)   Asset Manager Portfolio           0314

(4)   Growth & Income Portfolio         0027

(5)   Magellan Fund                     0021

(6)   Contra Fund                       0022

(7)   OTC Fund (effective 1/1/96)       0093

(8)   __________________________       ______

(9)   __________________________       ______

(10)  __________________________       ______

Note: An additional annual recordkeeping fee will be charged for each fund in excess of five funds.

Note: The method and frequency for change of investments will be determined under the rules applicable to the selected funds. Information will be provided regarding expenses, if any, for changes in investment options.

1.12  RELIANCE ON PLAN

      An adopting Employer may not rely solely on this Plan to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" and exempt from Parts 2 through 4 of Title I of the Employee Retirement Income Security Act of 1974 with respect to the Employer's particular situation. This Agreement must be reviewed by your attorney and/or accountant before it is executed.

      This Adoption Agreement may be used only in conjunction with the Corporate Plan for Retirement Select Basic Plan Document.

                                 EXECUTION PAGE

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 6th day of December, 1995.

                                         Employer:  QUALCOMM Incorporated

                                         By:        Dan Sullivan

                                         Title:     VP, Human Resources

                                         Employer:  QUALCOMM Incorporated

                                         By:        Kathy Marchetta

                                         Title:     Benefits Manager

                                       17
s